                                                                   EXHIBIT 10.30

                                VOTING AGREEMENT

     This agreement is made as of this 26th day of December 2002, by and between the Chase Corporation, a Massachusetts corporation and the successor to Columbia Chase Corporation, a New York corporation (hereinafter, the COMPANY), and the Trustees of the Edward L. Chase Revocable Trust (hereinafter, the TRUST).

     WHEREAS, the TRUST directly controls 32.5% of the outstanding voting stock of the COMPANY as of the date hereof;

     WHEREAS, the TRUST is the largest single shareholder of the outstanding voting stock of the COMPANY as of the date hereof;

     WHEREAS, at least three of the current Trustees are also affiliated in some way with the operation, management or governance of the COMPANY;

     WHEREAS, the parties to this Agreement believe that the execution of this document and the provisions herein will promote the stability and continuity of management and the policies of the COMPANY, and, as such, it is deemed mutually advantageous to the parties hereto;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein, and in acknowledgement of other good and valuable consideration exchanged between the parties hereto, the parties hereby agree as follows:

     Section 1. For a period of five (5) years, commencing on January 28, 2003, or on any other date in 2003 upon which the COMPANY's Annual Meeting is held, and ending on and including January 28, 2008, or on any other date in 2008 upon which the COMPANY's Annual Meeting is held, the TRUST hereby agrees, subject to the conditions which follow below in Section 2 hereof, to vote all of the shares of the outstanding voting stock of the COMPANY which it directly controls, manages or administers in favor of the slate of directors recommended by the Nominating Committee of the Board of Directors (hereafter, the BOD) of the COMPANY (hereinafter, the Nominating Committee), said vote to be cast at the Annual Meeting or a Special Meeting of the shareholders of the COMPANY in which the shareholders are electing the directors of the COMPANY. So long as all of the conditions in Section 2 hereof are satisfied, the TRUST shall be present by proxy at all meetings of shareholders of the COMPANY so that all shares of stock held by it may be counted for the purpose of determining the presence of a quorum at such meetings.

     Section 2. The TRUST agrees to vote in the manner and for the time period specified above in Section 1 on the express condition that:

     (a) On or before January 28, 2003 or any other date in 2003 upon which the COMPANY's Annual Meeting is held, Andrew Chase is reassigned by the COMPANY to a corporate position at the vice-presidential level (or similar title as mutually agreed between Andrew Chase and the COMPANY) which will permit and enable Andrew Chase to be nominated by the Nominating Committee of the COMPANY for the position of director on the 2003 BOD and upon four succeeding BODs during the pendency of this agreement;

     (b) Andrew Chase is nominated by the Nominating Committee for a directorship on the 2003 BOD to be voted upon at the January 2003 Annual Meeting of the COMPANY;

     (c) Andrew Chase is elected to the position of director by a majority of the outstanding voting stock of the COMPANY at its January 2003 Annual Meeting;

     (d) Andrew Chase is nominated by the Nominating Committee for a directorship on the 2004 BOD, the 2005 BOD, the 2006 BOD, and the 2007 BOD of the COMPANY;

     (e) Andrew Chase is elected to the position of director by a majority of the outstanding voting stock of the COMPANY at its January 2004-2007 Annual Meetings;

     (f) The BOD approves severance protection covering one calendar year for the benefit of Andrew Chase, the exact terms of which are to be negotiated by the Company and Andrew Chase and finalized by January 28, 2003 or any other date in 2003 upon which the COMPANY's Annual Meeting is held; and

     (g) Andrew Chase remains at a corporate position within the COMPANY at the vice-presidential level or higher level (or similar title as mutually agreed between Andrew Chase and the COMPANY) through December 2007.

     Section 3. In the event (i) of Andrew Chase's death or disability, (ii) Andrew Chase terminates his employment with the COMPANY, (iii) the COMPANY terminates Andrew Chase's employment, (iv) or the TRUST elects to waive the provisions of Section 2 as to Andrew Chase, the TRUST, in accordance with the COMPANY's by-laws, has the right to designate another lineal descendent of Edward L. Chase, reasonably acceptable to the Nominating Committee, to serve as its representative on the BOD, and said lineal descendent will be nominated by the Nominating Committee for a directorship.

     Section 4. In the event that all of the conditions set forth in Section 2 above are not satisfied, the TRUST is immediately relieved of its obligation to vote all of the shares of the outstanding voting stock of the COMPANY which it directly controls, manages or administers in favor of the slate of directors recommended by the Nominating Committee of the COMPANY.

     Section 5. So long as all of the conditions set forth in Section 2 above are satisfied, and so long as Andrew Chase remains a director of the COMPANY, unless the TRUST otherwise determines, Andrew Chase will be regarded by the TRUST as its representative on the BOD. Should Andrew Chase cease to serve as director of the COMPANY or should Andrew Chase be removed as director of the COMPANY or should Andrew Chase not be elected a director of the COMPANY, the TRUST will designate another lineal descendant of Edward L. Chase to serve as its representative on the BOD.

     Section 6. The COMPANY and the TRUST hereby agree that this voting agreement will become null and void and will have no legal effect if and when the TRUST ceases to own less than ten percent (10%) of the issued and outstanding shares of any class of the COMPANY's stock.

     Section 7. The COMPANY and the TRUST hereby acknowledge that the agreements herein do not affect, nor impair in any way, the right and the ability of the TRUST to sell the shares of COMPANY stock which it directly controls, manages or administers.

     Section 8. The COMPANY and the TRUST acknowledge that the agreements herein may be enforced by equitable remedies of a court of competent jurisdiction, and all of the remedies available under law. The provisions of this Voting Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts. The invalidity or unenforceability of any provision of this voting agreement shall not affect the validity or enforceability of any other provision of this voting agreement. This voting agreement may only be amended by written agreement by all of the parties affected by such amendment.

     IN WITNESS WHEREOF, the parties have executed this instrument as of the date first above written.

The Chase Corporation                     The Edward L. Chase Revocable Trust


By:   /s/ Peter R. Chase                  By:      /s/ Sarah Chase
   ------------------------                  ---------------------------------
   Peter R. Chase                            Sarah Chase
   President and Chief Executive             Trustee
   Officer


                                          By:      /s/ E. Stephen Chase
                                             ---------------------------------
                                             E. Stephen Chase
                                             Trustee


                                          By:      /s/ Andrew Chase
                                             ---------------------------------
                                             Andrew Chase
                                             Trustee


                                          By:      /s/ Janet Chase Gibson
                                             ---------------------------------
                                             Janet Chase Gibson
                                             Trustee

                                          By:      /s/ Claire Chase
                                             ---------------------------------
                                             Claire Chase
                                             Trustee

                                        4